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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 29, 2000
                                                        -----------------

                              HARD ROCK HOTEL, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

  -------------------------------    ------------        -------------------
               NEVADA                 333-53211              88-0306263
  (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)     File Number)        Identification No.)

                                                         -------------------
  4455 PARADISE ROAD, LAS VEGAS, NEVADA                         89109
 (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (702) 693-5000
                                                           --------------

                                 NOT APPLICABLE
                 ----------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibit 99.1 Resolutions Adopted by Unanimous Consent of the Board of Directors of Hard Rock Hotel, Inc., dated as of February 29, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

         On February 29, 2000, Hard Rock Hotel, Inc. determined that it would change its fiscal year end from a fiscal year ending on November 30 to a calendar fiscal year (ending on December 31). Hard Rock Hotel, Inc. will file a Form 10-Q for the quarterly period ending March 31, 2000. Information with respect to the transition period from December 1 - 31, 1999 will be included in this Form 10-Q filing pursuant to Rule 15(d) of the Securities and Exchange Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HARD ROCK HOTEL, INC.

Date: March 24, 2000                         By:/s/ Jonathan Swain
                                                --------------------------------
                                                 Jonathan Swain


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